Exhibit 10.1

                 $2,500,000 SUBORDINATED CONVERTIBLE DEBENTURES

                             SUBSCRIPTION AGREEMENT

                                       OF

                           ONSTREAM MEDIA CORPORATION


      SUBSCRIPTION AGREEMENT made as of this ____ day of ________ 2006 between Onstream Media Corporation, a corporation organized under the laws of the State of Florida with offices at 1291 S.W. 29th Avenue, Pompano Beach, Florida 33069 (the "Company"), and the undersigned (the "Subscriber").

      WHEREAS, the Company desires to secure financing by conducting a private placement (the "Offering") in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Regulation D promulgated thereunder, and intends to issue on a "best efforts" basis up to $2,500,000 of a its Subordinated Convertible Debentures ("Debentures") and Warrants ("Warrants") being convertible into shares of the Company's common stock, par value $.0001 per share (the "Common Stock") . For each $100,000 principal amount of Debentures, the Company will issue 35,000 Warrants up to 875,000 in the aggregate with a $1.50 conversion price. The Company may offer an additional $1,000,000 of Subordinated Convertible Debentures (the "Additional Debentures") and associated Warrants, 350,000 in the aggregate, upon Shareholder approval for a maximum offering of $3,500,000;

      WHEREAS, approval of the Company's stockholders is required for the issuance of the Additional Debentures in accordance with the rules of the Nasdaq Stock Market; and

      WHEREAS, the Subscriber desires to purchase the amount of Debentures set forth on the signature page hereof.

      NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I. Subscription for Debentures and Warrants and Representations by and Covenants of Subscriber

      1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such amount of Debentures and Warrants as is set forth upon the signature page hereof, and the Company agrees to sell such Debentures to the Subscriber for said purchase price subject to the Company's right to sell to the Subscriber such lesser amount of Debentures as the Company may, in its sole discretion, deem necessary or desirable. The purchase price is payable by certified or bank check made payable to Onstream Media Corporation or by wire transfer of immediately available funds, contemporaneously with the execution and delivery of this Agreement, as follows:

                           Wire Transfer Instructions

                           Onstream Media Corporation
                            Acct.#:
                                ABA#:

                         Sun Trust/South Florida , N.A.
                            800 South Federal Highway
                            Boca Raton, Florida 33432


The Debentures and Warrants will be delivered by the Company within three (3) business days following the completion of this Offering as set forth in Article III hereof.

      1.2 The Subscriber recognizes that the purchase of the Debentures and Warrants involves a high degree of risk in that (a) the Company has suffered recurring losses and negative cash flows from operations; (b) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Debentures and Warrants; (c) it may not be able to liquidate its investment; (d) transferability of the Debentures and Warrants is extremely limited; and (e) the Company will in all likelihood be unable to pay cash dividends on the Debentures; and (f) the Company is subject to the other risk factors more fully set forth herein and in the Memorandum. The Subscriber acknowledges that the Company has and continues to incur substantial costs and expenses in maintaining its business operations. The Subscriber recognizes that the Company will require significant additional financing in order to satisfy its longer term cash requirements. The failure to raise additional funds may prevent the Company from implementing its business strategy and continuing effectively as a going concern.

      1.3 The Subscriber represents and warrants that it is an "accredited investor," as such term as defined in Rule 501 of Regulation D promulgated under the Securities Act, as indicated by its responses to the Investor Questionnaire attached hereto as Annex A (the "Investor Questionnaire"), and that it is able to bear the economic risk of an investment in the Debentures and Warrants. The Subscriber further represents and warrants that the information furnished in the Investor Questionnaire is accurate and complete in all material respects.

      1.4 The Subscriber represents and warrants that the Subscriber did not learn of the Offering directly or indirectly through any general solicitation or advertising, including, but not limited to, learning of the Company or the Offering as a result of viewing any press releases or similar types of publicly available information which directly or indirectly resulted in the subscriber subscribing for Debentures and Warrants in the Offering. The Subscriber further understands that the Company is relying, in part, on this representation to ensure compliance with the federal securities laws.

      1.5 The Subscriber acknowledges that it has significant prior investment experience, including investment in non-listed and non-registered securities and that it recognizes the highly speculative nature of this investment.


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


      1.6 The Subscriber acknowledges receipt and careful review of the Term Sheet dated __________, 2006, and all attachments, and all other documents furnished in connection with this transaction (collectively, the "Offering Documents") and hereby represents that it has been furnished by the Company during the course of this transaction with all information regarding the Company which it has requested; that it has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and any additional information which it had requested. The Subscriber represents and warrants that it is relying solely on the information contained in the Memorandum and the Company's filings made pursuant to the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and information obtained through its own due diligence.

      1.7 The Subscriber acknowledges that this Offering may involve adverse tax consequences (including, but not limited to, the possible need to recognize dividend income relating to the Debentures) and that neither the Company nor the Placement Agent (as defined below) has provided it with tax advice or information. The Subscriber acknowledges that it must retain its own professional advisors to evaluate the tax and other consequences of an investment in the Debentures and Warrants.

      1.8 The Subscriber acknowledges that this Offering has not been reviewed by the U.S. Securities and Exchange Commission ("SEC") nor has the SEC or any state Securities Commission passed upon the accuracy or adequacy of the Memorandum. The Subscriber represents that the Securities subscribed for hereunder, including the shares of Common Stock into which the Debentures are convertible and the Warrants are exercisable, are being purchased for its own account, for investment and not for distribution or resale to others. The Subscriber agrees that it will not sell or otherwise transfer the Securities unless they are registered under the Securities Act or unless an exemption from such registration is available.

      1.9 The Subscriber understands Rule 144 (the "Rule") promulgated under the Securities Act requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Exchange Act, or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Securities under the Securities Act, with the exception of certain registration rights relating to the shares of Common Stock issuable upon the conversion of the Debentures and exercise of the Warrants (together, the "Conversion Shares") set forth in Article IV herein. The Subscriber consents that the Company may, if it desires, permit the transfer of the Debentures, the Warrants or the Conversion Shares out of its name only when its request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively, "Securities Laws"). The Subscriber agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses (including reasonable legal fees and costs of investigation) incurred by them as a result of any misrepresentation made by such Subscriber contained herein or in the Investor Questionnaire or any sale or distribution by the undersigned Subscriber in violation of any Securities Laws.


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


      1.10 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities or the Conversion Shares stating that they have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sale thereof.

      1.11 The Subscriber acknowledges that if such Subscriber is a Registered Representative of an NASD member firm, such Subscriber must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.

      1.12 If the undersigned Subscriber is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that: (a) it was not formed for the purpose of investing in the Company; (b) it is authorized and otherwise duly qualified to purchase and hold the Securities and the Conversion Shares; and (c) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

      1.13 The Subscriber hereby represents that the address of Subscriber furnished by such Subscriber at the end of this Subscription Agreement is the undersigned's principal residence if such Subscriber is an individual or its principal executive office if it is a corporation or other business entity.

      1.14 The Subscriber hereby represents that, except as set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Placement Agent, Company or any agent, employee or affiliate of the Company and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

      1.15 The Subscriber acknowledges that at such time as the Conversion Shares are registered, sales of such securities will be subject to state securities laws, including those of states which may require any securities sold therein to be sold through a registered broker-dealer or in reliance upon an exemption from registration.

II.   Representations by the Company

      2.1 The Company represents and warrants to the Subscriber that prior to the consummation of this Offering and at each closing date:

                  (a) The Company is a corporation duly organized, existing and in good standing under the laws of the State of Florida and has the corporate power to conduct the business which it conducts and proposes to conduct.


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


                  (b) The execution, delivery and performance of this Subscription Agreement by the Company will have been duly approved by the Board of Directors of the Company and all other actions required to authorize and effect the offer and sale of the Securities contained therein will have been duly taken and approved including the approval of the Company's stockholders which will be required to comply with Nasdaq listing standards, and will be a condition to a release of the Additional Securities from escrow.

                  (c) The Debentures have been duly and validly authorized and when issued and paid for in accordance with the terms hereof, will be duly and validly issued and fully paid and non-assessable.

                  (d) The Warrants have been duly and validly authorized and, when duly exercised and the exercise price is paid in connection therewith, the Common Stock underlying such Warrants will be duly and validly issued and fully paid and non-assessable.

                  (e) The Company will at all times have authorized and reserved a sufficient number of Reserved Shares to provide for the conversion of the Debentures and exercise of the Warrants.

                  (f) The Company has obtained, or is in the process of obtaining, all licenses, permits and other governmental authorizations necessary to the conduct of its business; such licenses, permits and other governmental authorizations obtained are in full force and effect; and the Company is in all material respects complying therewith.

                  (g) Except as described in the Offering Documents, the Company knows of no pending or threatened legal or governmental proceedings to which the Company is a party which could materially adversely affect the business, property, financial condition or operations of the Company.

                  (h) Except as described in the Memorandum, the Company is not in violation of or default under, nor will the execution and delivery of this Subscription Agreement, the issuance of the Debentures and Warrants, and the incurrence of the obligations herein and therein set forth and the consummation of the transactions herein or therein contemplated, result in a violation of, or constitute a default under, the Company's certificate of incorporation or by-laws, any material obligations, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign, except where such violation or default would not have a material adverse effect on the Company's business or financial condition.

                  (i) The financial information contained in the Offering Documents presents fairly the financial condition of the Company as of the dates and for the periods indicated.


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


III.  Terms of Subscription

      The subscription period will begin as of March 1, 2006 and will terminate at 11:59 p.m. Eastern time on ____________, unless extended by the Company for a period or periods of up to 60 days (the "Termination Date"). Such extension may be effected without notice to the Subscribers. The Company will issue on a "best efforts" basis up to $2,500,000 of a its Subordinated Convertible Debentures ("Debentures") and Warrants ("Warrants") being convertible into shares of the Company's common stock, par value $.0001 per share (the "Common Stock") . For each $100,000 principal amount of Debentures, the Company will issue 35,000 Warrants. The Company may offer an additional $1,000,000 of Subordinated Convertible Debentures ("the Additional Debentures") and associated detachable Warrants upon Shareholder approval for a maximum offering of $3,500,000;

      3.1 Placement of the Securities will be made by NASD broker dealers (and finders as permitted by law), as placement agent (the "Placement Agent"), which will receive (a) a cash commission equal to 7% of the gross proceeds received by the Company from the Debentures sold in the Offering; and (b) four-year warrants to purchase 10% of the number of shares of Common Stock issuable upon the conversion of the Debentures and exercise of the Warrants, on the same terms as agreed to under the Warrants (the "Agent's Warrants"), at an exercise price equal to $1.50 per share (as such term is defined in the Certificate of Designation). The Company shall also pay all expenses in connection with the qualification of the Securities under the Securities Laws of the states which the Placement Agent shall designate, including legal fees and filing fees.

      3.2 All funds paid for the Debentures hereunder shall be deposited directly into the Bank account of the Company. At the Companies discretion, not later than (i) when the total amount of Debentures are sold or (2) May 1, 2006 (or in the event the company extends the offering for up to 60 days, July 1, 2006), the Company will effect an initial closing of the offering. All Placement Agent fees and expenses if not already deducted shall be paid.

      3.3 Upon the sale of all or part of the Additional Debentures and Warrants, which shall be subject to the approval of the Company's stockholders in accordance with the rules of the Nasdaq Stock Market, all Additional Debentures and Warrants subscription proceeds, less the Placement Agent fees and expenses, shall be promptly paid to the Company by the subscribers within 5 days of notice that the Additional Debentures and Warrants were approved by the Company's shareholders.

      3.4 The Subscriber hereby authorizes and directs the Company to deliver Notes and Warrants representing the Securities to be issued to such Subscriber pursuant to this Subscription Agreement either (a) to the residential or business address indicated in the Investor Questionnaire or (b) directly to the Subscriber's account maintained with the Placement Agent, if any. (If the Subscriber does not desire the Securities to be delivered to such account, the Subscriber should so indicate on the signature page).

      3.5 The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained with the Placement Agent.


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      3.6 If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Securities, (b) any foreign exchange restrictions applicable to such purchase, (c) any governmental or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Subscriber's subscription and payment for, and such Subscriber's continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

IV.   Registration Rights

      4.1   Required Registration Under the Securities Act.

                  (a) The Company shall, for the benefit of the holders of Registrable Securities (as defined below), at the Company's cost, file with the SEC on or prior to thirty (30) days after the final closing of the Offering in which the Securities are sold in accordance with the Memorandum (the "Closing"), a Registration Statement (the "Registration Statement") providing for the resale by the holders of all the Registrable Securities, and shall use commercially reasonable efforts to have such Registration Statement declared effective by the SEC as soon as practicable. If the Registration Statement is not filed as set forth above or declared effective within ninety (90) days following the Closing (or 150 days in the event of a review of the Registration Statement by the Securities and Exchange Commission), the Company shall be obligated to pay the holders of the Registrable Securities an amount equal to one percent (1%) of the aggregate purchase price paid by the holder of the Registrable Securities (pursuant to the Subscription Agreement) on such date and one and one-half percent (1.5%) on the monthly anniversary of each such date thereafter (if the Registration Statement shall not have been declared effective by such date) until the Registration Statement is declared effective up to a maximum of fifteen percent (15%). The Company agrees to use commercially reasonable efforts to keep the Registration Statement continuously effective until the earlier to occur of (i) the expiration of the time period referred to in Rule 144(k) under the Securities Act with respect to all beneficial holders of the underlying shares of Common Stock (other than affiliates of the Company), and (ii) such time as all the restricted underlying shares of Common Stock covered by the Registration Statement have been sold or are otherwise freely tradable without registration under the Securities Act (the "Effectiveness Period"); provided that, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the undersigned in writing of the existence of a Potential Material Event (as defined below), the undersigned shall not offer or sell any shares of Common Stock, or engage in any other transaction involving or relating to such shares, from the time of the giving of notice with respect to a Potential Material Event until the Company notifies the undersigned that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event. "Potential Material Event" means the possession by the Company of material information regarding a potential transaction beneficial to the Company or its stockholders not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company. The Company further agrees, if necessary or appropriate, to supplement or amend the Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Registration Statement or by the Securities Act or by any other rules and regulations thereunder for such registrations, and the Company agrees to furnish to the holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the Commission. As used in this Agreement, (ii) "Registrable Securities" shall mean (A) the shares of Common Stock issuable upon the conversion of the Debentures and exercise of the Warrants, (B) any securities issued in exchange for or substitution of any thereof or as a result of a stock split or combination or as a dividend or other distribution in respect thereof, and (ii) as used in this Agreement, and (C) any shares to be paid in lieu of interest.


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                  (b) Effective Registration Statement. A Registration Statement
pursuant to Section 4.1(a) above will not be deemed to have become effective unless it has been declared effective by the SEC; provided that if, after it has been declared effective, the offering of Registrable Securities pursuant to a Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such Registration Statement may legally resume provided that for purposes of this Agreement the Registration Statement will still be deemed effective. If the Registration Statement is not effective for more for more than 60 calendar days (which need not be consecutive days) during any 12 month period.

                           The obligation of the Company under this Section 4.1
shall not apply to Registrable Securities that at such time are eligible for immediate resale pursuant to Rule 144(k) under the Act.

            4.2   Expenses. --------

                  (a) With respect to the registration required pursuant to
Section 4.1 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in paragraph (b) below) in connection therewith shall be borne by the Company, including the cost of one counsel to the holders of the Registrable Securities who shall be chosen by the Placement Agent; provided, however, that the holders of Registrable Securities (the "Holders") shall bear their pro rata share of the underwriting discount and commissions and transfer taxes and the cost of their own counsel.

                  (b) The fees, costs and expenses of registration to be borne by the Company as provided in paragraph (a) above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided in 4.2(a) above). Fees and disbursements of counsel and accountants for the Holders and any other expenses incurred by the Holders not expressly included above shall be borne by the Holders.


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            4.3   Indemnification.

                  (a) The Company will indemnify and hold harmless each Holder of Registrable Securities which are included in a registration statement pursuant to the provisions of Section 4.1 hereof, its directors and officers, and any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or such underwriter within the meaning of the Securities Act, from and against, and will reimburse such Holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such Holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of such Holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

                  (b) Each Holder of Registrable Securities included in a registration pursuant to the provisions of Section 4.1 hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such Holder specifically for use in the preparation thereof, or if the Holder sells after receiving a notice as contemplated by Section 4.2(h) or (i) hereof.


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                  (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 4.2 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph
(a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if counsel for the indemnifying party concludes that a single counsel cannot under applicable legal and ethical considerations, represent both the indemnifying party and the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

V.    Miscellaneous

      5.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its registered office, 1291 S.W. 29th Avenue, Pompano Beach, Florida 33069, Attention: Mr. Randy S. Selman, Chief Executive Officer, and to the Subscriber at its address indicated on the last page of this Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address and notices sent from outside the continental United States, which shall be deemed to have been given when received.

      5.2 This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

      5.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.


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


      5.4 Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Florida without regard to such states laws regarding conflicts of laws. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in Fort Lauderdale, Florida and they hereby submit to the exclusive jurisdiction of the courts of the State of Florida located in Fort Lauderdale, Florida and of the federal courts in the Southern District of Florida with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

      5.5 This Agreement may be executed in counterparts. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Securities as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

      5.6 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

      5.7 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

      5.8 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

      5.9 The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law, provided, that the Company may use information relating to the Subscriber in any registration statement under the Securities Act with respect to the Debentures.

VI.   Blue Sky Legends

      FOR RESIDENTS OF ALL STATES: THE UNITS OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE INTERESTS ARE SUBJECT IN VARIOUS STATES TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE UNITS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY AND ADEQUACY OF THE CONFIDENTIAL PRIVATE OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

      IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

--------------------------------        ------------------------------------
Signature of Subscriber                 Signature of Co-Subscriber


--------------------------------        ------------------------------------
Name of Subscriber                      Name of Co-Subscriber
  [please print]                        [please print]


--------------------------------        ------------------------------------
Address of Subscriber                   Address of Co-Subscriber


--------------------------------        ------------------------------------
Social Security or Taxpayer             Social Security or Taxpayer
Identification Number of Subscriber       Identification
------------------------------          Number of Co-Subscriber


--------------------------------        ------------------------------------
Telephone Number of Subscriber          Telephone Number of Co-Subscriber


--------------------------------                     = $--------------------
Amount of Subordinated Convertible                      Aggregate Purchase Price
Debentures Subscribed for

Check here to delete Subsection (b) of Section 3.4. |_|

*IF SUBSCRIBER IS A REGISTERED REPRESENTATIVE
WITH AN NASD MEMBER FIRM, HAVE THE FOLLOWING
ACKNOWLEDGMENT SIGNED BY THE APPROPRIATE PARTY:

The undersigned NASD member firm
acknowledges receipt of the notice
required by Rule 3050 of the NASD       Subscription Accepted:
Conduct Rules.
                                        ONSTREAM MEDIA CORPORATION
--------------------------------
Name of NASD Member Firm
                                        By:
                                           ---------------------------------
                                           Randy S. Selman,
                                           Chief Executive Officer
By:
   -----------------------------
         Authorized Officer

                             INVESTOR QUESTIONNAIRE

Instructions:  Check all boxes below which correctly describe you.


|_| You are (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended - (the "Securities Act"), (ii) a savings and loan association or other institution, as defined in -------------- -- Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange --- Act of 1934, as amended (the "Exchange Act"), (iv) an insurance company as defined in Section ------------- -- 2(13) of the Securities Act,
            (v) an investment company registered under the Investment Company - Act of 1940, as amended (the "Investment Company Act"), (vi) a business development company as ----------------------- -- defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment --- Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by ---- a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement -- Income Security Act of 1974, as amended ("ERISA") and (1) the decision that you shall subscribe ----- - for and purchase Subordinated Convertible Debentures (the "Debentures") is made by a plan ---------- fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase Debentures is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act ("Regulation D") or (3) you are a ------------- - self-directed plan and the decision that you shall subscribe for and purchase Debentures is made solely by persons or entities that are accredited investors.

|_| You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

|_| Internal Revenue Code of 1986, as amended (the "Code"), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in Debentures and with total assets in excess of $5,000,000.

|_|         You are a director or executive officer of Onstream Media
            Corporation

|_| You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 at the time of your subscription for and purchase of Debentures.

|_| You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

|_| You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Debentures, whose subscribe for and purchase of Debentures is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

|_| You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.


      The undersigned hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased Subordinated Convertible Debentures and Warrants of Onstream Media Corporation


--------------------------------        ------------------------------------
Name of Purchaser  [please print]       Name of Co-Purchaser  [please print]



--------------------------------        ------------------------------------
Signature of Purchaser (Entities        Signature of Co-Purchaser
  please  provide signature of
  Purchaser's duly authorized
  signatory.)


--------------------------------
Name of Signatory (Entities only)


--------------------------------
Title of Signatory (Entities only)


                                      Q-2